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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 24, 2006


                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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
          OHIO                                 0-16540                      34-1405357

(State or other jurisdiction                (Commission                   (IRS Employer
      of incorporation)                      File Number)                Identification No.)
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201 SOUTH 4TH STREET, MARTINS FERRY, OHIO                           43935-0010

(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (740) 633-0445



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 24, 2006, United Bancorp, Inc. issued a press release announcing its results of operations and financial condition for and as of the three and six month periods ended June 30, 2006, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

The following exhibits are furnished herewith:

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
EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

99 Press release, dated July 24, 2006, announcing Registrant's results of operations and financial condition for and as of the three and six month periods ended June 30, 2006.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

     Dated: July 24, 2006                       UNITED BANCORP, INC.

                                                /s/ Randall M. Greenwood
                                                Randall M. Greenwood
                                                Senior Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

99 Press release, dated July 24, 2006, announcing Registrant's results of operations and financial condition for and as of the three and six month periods ended June 30, 2006.
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